SUPPLEMENT TO THE PROSPECTUS OF
PERSONAL RETIREMENT ANNUITY
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY® ("EFILI")

DATED SEPTEMBER 7, 2010

Effective October 29, 2010, Morgan Stanley International Magnum Portfolio changed its name and investment objective. The following information replaces the Morgan Stanley International Magnum Portfolio information found in "THE FUNDS" section on page 7:

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
MORGAN STANLEY
Morgan Stanley Global Tactical Asset Allocation	Seeks total return.	Morgan Stanley Investment Management Inc.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

PRA-10-03  October 29, 2010
1.913659.102